J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Core Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated May 23, 2016

to the Summary Prospectuses and

Prospectuses dated November 1, 2015, as supplemented

Effective immediately, the portfolio manager information for JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Thomas Luddy	2005	Managing Director
Susan Bao	2005	Managing Director
Scott Davis	2016	Managing Director

In addition, the paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

U.S. Large Cap Core Plus Fund

The Fund is managed by Thomas Luddy, Managing Director of JPMIM and CFA charterholder, Susan Bao, Managing Director of JPMIM and CFA charterholder, and Scott Davis, Managing Director of JPMIM. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. Ms. Bao has been a portfolio manager in the U.S Equity Group since 2002 and has been employed by the firm since 1997. Mr. Davis has been an employee since 2006, has been a portfolio manager since 2013 and portfolio manager of the Fund since May 2016. Previously, he was an analyst in the U.S. Equity Research Group.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-USLCCP-516